                                                                   EXHIBIT 99.3



                         AMENDMENT TO CREDIT AGREEMENT


         This Amendment to Credit Agreement, dated as of March 31, 1994 (this Amendment"), is made with reference to the Credit Agreement, dated as of September 29, 1992 (the "Credit Agreement") by and among HEALTHTRUST, INC. -- THE HOSPITAL COMPANY, a Delaware corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank") and ABN-AMRO BANK N.V., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE CHASE MANHATTAN BANK, N.A., CITIBANK, N.A., CONTINENTAL BANK N.A., DEUTSCHE BANK AG, LTCB TRUST COMPANY, SWISS BANK CORPORATION, and THE TORONTO-DOMINION BANK, as co-agents (the "Co-Agents") for the Lenders, and Scotiabank, as administrative agent (in such capacity, the "Administrative Agent") for the Co-Agents and the Lenders.

         In consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. Representations and Warranties. In order to induce the Lenders, the Co-Agents and the Administrative Agent to enter into this Amendment, the Borrower hereby covenants, represents and warrants that after giving effect to this Amendment:

                 (a) No Default or Event of Default will exist under the Credit Agreement or any other Loan Document;

                 (b) All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects except to the extent such representations and warranties specifically relate to an earlier date, in which case they will be true and correct in all material respects as of such earlier date; and

                 (c) The Borrower will be in compliance with, and will thereafter continue to be in compliance with, all agreements, affirmative covenants and negative covenants contained in the Credit Agreement and the other Loan Documents.

         SECTION 3. Amendment. At the request of the Borrower, the undersigned Co-Agents, Administrative Agent and the undersigned Lenders, constituting Required Lenders, hereby amend clause (a) of the definition of "Cash Flow Coverage Ratio" by adding the following proviso to the end thereof:

         "provided, however, that there shall be excluded from the computation of Cash Flow (for purposes of this definition only) Capital Expenditures in an amount not to exceed $53,000,000 made in respect of the acquisition of the Nashville Memorial Hospital located in or near Madison, Tennessee;"

         SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                 (a) Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (b)  Without limiting the generality of the provisions of
         Section 10.1 of the Credit Agreement, this Amendment does not constitute, nor should it be construed as, a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

                 (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Co-Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         SECTION 5. Counterparts. Multiple originals of this Amendment may be executed in counterparts, all of which taken together shall constitute but a single document. Signature pages may be detached from the counterpart documents and reassembled to form duplicate executed originals.

         SECTION 6. Effectiveness. This Amendment shall be effective upon execution and delivery of this Amendment by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         SECTION 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their authorized agents or representatives as of the date first above written.


                                        HEALTHTRUST, INC. -- THE HOSPITAL
                                           COMPANY

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE BANK OF NOVA SCOTIA, as
                                        Administrative Agent, Co-Agent and
                                        Lender

                                        By:
                                           -------------------------------------
                                           Title:


                                        ABN-AMRO BANK N.V.,
                                        as Co-Agent and Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Co-Agent

                                        By:
                                           -------------------------------------
                                           Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE CHASE MANHATTAN BANK, N.A.,
                                        as Co-Agent and Lender

                                        By:
                                           -------------------------------------
                                           Title:


                                        CITIBANK, N.A., as Co-Agent and Lender

                                        By:
                                           -------------------------------------
                                           Title:


                                        CONTINENTAL BANK N.A., as Co-Agent
                                        and Lender

                                        By:
                                           -------------------------------------
                                           Title:


                                        DEUTSCHE BANK AG, New York and/or
                                        Cayman Islands Branch, as Co-Agent
                                        and Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:

                                        LTCB TRUST COMPANY, as Co-Agent
                                        and Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        SWISS BANK CORPORATION, as Co-Agent
                                        and Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE TORONTO-DOMINION BANK, as Co-
                                        Agent and Lender

                                        By:
                                           -------------------------------------
                                           Title:


                                        BANK OF CALIFORNIA, N.A.

                                        By:
                                           -------------------------------------
                                           Title:


                                        CHEMICAL BANK

                                        By:
                                           -------------------------------------
                                           Title:


                                        SHAWMUT BANK CONNECTICUT, N.A.

                                        By:
                                           -------------------------------------
                                           Title:


                                        CREDITANSTALT BANKVEREIN

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE DAIWA BANK, LIMITED

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:

                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:


                                        FIRST AMERICAN NATIONAL BANK

                                        By:
                                           -------------------------------------
                                           Title:



                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:
                                           -------------------------------------
                                           Title:


                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                        By:
                                           -------------------------------------
                                           Title:


                                        MIDLAND BANK plc, NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                           Title:


                                        MITSUI LEASING (U.S.A.) INC.

                                        By:
                                           -------------------------------------
                                           Title:


                                        NATIONSBANK

                                        By:
                                           -------------------------------------
                                           Title:

                                        PNC BANK

                                        By:
                                           -------------------------------------
                                           Title:


                                        THE SAKURA BANK, LIMITED

                                        By:
                                           -------------------------------------
                                           Title:


                                        SUMITOMO BANK, LTD.

                                        By:
                                           -------------------------------------
                                           Title:


                                       THIRD NATIONAL BANK IN NASHVILLE

                                        By:
                                           -------------------------------------
                                           Title:


                                        UNITED STATES NATIONAL BANK OF OREGON

                                        By:
                                           -------------------------------------
                                           Title:

                                                                [EXECUTION COPY]


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


         This AMENDATORY AGREEMENT, dated as of May 4, 1994, to the Credit Agreement, dated as of September 29, 1992 (as amended by the Amendment, dated March 31, 1994 thereto, the "Existing Credit Agreement") by and among HEALTHTRUST, INC. - THE HOSPITAL COMPANY, a Delaware corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank") and ABN AMRO BANK N.V., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE CHASE MANHATTAN BANK, N.A., CITIBANK, N.A., CONTINENTAL BANK N.A., DEUTSCHE BANK AG, LTCB TRUST COMPANY, SWISS BANK CORPORATION, and THE TORONTO-DOMINION BANK, as co-agents (the "Co-Agents") for the Lenders, and Scotiabank, as administrative agent (in such capacity, the "Administrative Agent") for the Co-Agents and the Lenders.


                                 WITNESSETH:


         WHEREAS, the Borrower wishes to (a) acquire EPIC Holdings, Inc., a Delaware corporation, and its subsidiaries (collectively, "EPIC"), and contemporaneously therewith merge a wholly-owned special purpose subsidiary of the Borrower with and into EPIC, provide funds to EPIC and its subsidiaries to refinance EPIC's existing credit agreement (the "EPIC Credit Agreement") and to redeem EPIC's 11 7/8% Senior ESOP Notes due September 30, 1998 (the "Senior ESOP Notes") and permit the remaining EPIC indebtedness to remain outstanding (collectively, the "EPIC Transaction") and (b) acquire Holy Cross Hospital of Salt Lake City, Holy Cross-Jordan Valley Hospital and St. Benedict's Hospital from Holy Cross Health Services of Utah (collectively, the "Other Transactions"); and

         WHEREAS, in connection with the EPIC Transaction and the Other Transactions, the Borrower will sell shares of its common stock in a registered public stock offering and will receive proceeds from the exercise of certain outstanding warrants for its common stock (the "Public Offering") and issue a new series of subordinated notes in a registered public offering (the "Note Offering"); and

         WHEREAS, in connection with the EPIC Transaction, the Other Transactions, the Public Offering and the Note Offering, the Borrower desires to (a) restructure the indebtedness under the Existing Credit Agreement as a $310,000,000 revolving credit facility in accordance with the terms set forth below (the "Credit Agreement Restructuring"; the EPIC Transaction, the Other Transactions, the Public Offering, the Note Offering and the

Credit Agreement Restructuring are collectively referred to as the "Transaction"; and the Existing Credit Agreement as so restructured being the "Credit Agreement") and (b) in connection therewith obtain from Scotiabank a Revolving Loan Commitment pursuant to which Revolving Loans and Letters of Credit in a maximum aggregate amount not to exceed $310,000,000 will be made or issued, as the case may be, from time to time (provided, that of such amount, no more than $100,000,000 shall be available for the issuance of Letters of Credit); and

         WHEREAS, Scotiabank is willing on the terms and conditions hereinafter set forth to extend such Revolving Loan Commitment:

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendatory Agreement, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment No. 2" means this Amendatory Agreement.

         "Amendment No. 2 Effective Date" is defined in Section 3.1.

         "Borrower" is defined in the preamble.

         "Co-Agents" is defined in the preamble.

         "Credit Agreement" is defined in the third recital.

         "Credit Agreement Restructuring" is defined in the third recital.

         "EPIC" is defined in the first recital.

         "EPIC Credit Agreement" is defined in the first recital.

         "EPIC Transaction" is defined in the first recital.

         "Existing Credit Agreement" is defined in the preamble.

         "Lenders" is defined in the preamble.

         "Master Assignment Agreement" means that certain Assignment Agreement, dated as of April 26, 1994, between the Lenders party to this Agreement, collectively as assignor, and Scotiabank, as assignee.

         "Note Offering" is defined in the second recital.

         "Other Transactions" is defined in the first recital.

         "Public Offering" is defined in the second recital.

         "Scotiabank" is defined in the preamble.

         "Senior ESOP Notes" is defined in the first recital.

         "Transactions" is defined in the third recital.

         SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendatory Agreement, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.


                                   ARTICLE II

                AMENDMENTS TO EXISTING CREDIT AGREEMENT AS OF
                      THE AMENDMENT NO. 2 EFFECTIVE DATE

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendments to the Credit Agreement.

         SECTION 2.1.1. Amendments to Section 1.1. Article I of the Existing Credit Agreement is hereby amended as follows:

                 (a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following new terms in their alphabetically appropriate places:

                          "Amendment Fee Letter" means the fee letter, dated
                 as of May 4, 1994.

                          "Amendment No. 2" means the Amendatory Agreement,
                 dated as of May 4, 1994, among the parties thereto, amending this Agreement as then in effect.

                          "Amendment No. 2 Effective Date" is defined in
                 Section 3.1 of Amendment No. 2.

                          "Borrower Effective Date Cash on Hand" means cash of
                 the Borrower on the Amendment No. 2 Effective Date in an amount at least equal to $180,000,000 which will be used to pay in part the cash consideration of the Transaction.

                          "CMOs" means each of the 11 3/8% Class B-1 First
                 Priority Mortgage Notes due 2001, the 11 1/2% Class B-2 First Priority Mortgage Notes due 1998 and the Floating Rate Class B-3 First Priority Mortgage Notes due 1998 of EPIC Properties, Inc. together with the indenture and guaranty relating thereto.

                          "Consent and Tender Document" means the Offer to
                 Purchase and Consent Solicitation of EPIC, EPIC Healthcare Group, Inc. and EPIC Properties, Inc. dated March 15, 1994.

                          "Continuing EPIC Debt" means the 11% Junior
                 Subordinated Pay-in-Kind Notes due 2003 and the Zero Coupon Notes due 2001 of EPIC Healthcare Group, Inc., the 10-7/8% Senior Subordinated Notes due 2003 and the 12% Senior Deferred Coupon Notes due 2002 of EPIC and the CMOs.

                          "EPIC" means EPIC Holdings, Inc., a Delaware
                 corporation.

                          "EPIC Credit Agreement" means that certain Second
                 Amended and Restated Credit Agreement, dated as of September 30, 1988 and Amended and Restated as of July 31, 1991 and September 1, 1993 among EPIC Healthcare Group, Inc., various lenders and General Electric Capital Corporation, as administrative agent.

                          "EPIC Transaction" means, collectively, (i) the
                 acquisition of EPIC and its Subsidiaries and the contemporaneous merger of a wholly-owned special purpose subsidiary of the Borrower with and into EPIC, (ii) the provision of funds to EPIC and its Subsidiaries to refinance the EPIC Credit Agreement and to redeem the Senior ESOP Notes and (iii) the actions necessary to permit the Continuing EPIC Debt to remain outstanding.

                          "Existing Healthtrust Subordinated Debenture
                 Indenture" means the Indenture, dated as of March 30, 1993 between the Borrower and The First National Bank of Boston, as trustee, pursuant to which the Existing Healthtrust Subordinated Debentures were issued as amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.11.

                          "Existing Healthtrust Subordinated Debentures" means
                 the $300,000,000 aggregate principal amount of 8-3/4% Subordinated Debentures due 2005 issued by the Borrower pursuant to the Existing Healthtrust Subordinated Debenture Indenture.

                          "Existing Healthtrust Subordinated Note Indenture"
                 means the Indenture, dated as of May 1, 1992, between the Borrower and The First National Bank of Boston, as trustee, pursuant to which the Existing Healthtrust Subordinated Notes were issued as amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.11.

                          "Existing Healthtrust Subordinated Notes" means the
                 $500,000,000 aggregate principal amount of 10-3/4% Subordinated Notes due 2002 issued by the Borrower pursuant to the Existing Healthtrust Subordinated Note Indenture.

                          "Good Faith Contest" means the contest of any dispute
                 or inquiry if (a) the dispute or inquiry is diligently contested in good faith by appropriate proceedings timely instituted; (b) adequate reserves are established with respect to the contested dispute or inquiry; (c) during the period of such contest, the enforcement of the contested item is effectively stayed and (d) the failure to pay or comply with the contested item during the period of such contest is not reasonably likely to result in a Material Adverse Effect.

                          "Minority Subsidiaries" means, at any time, those
                 Subsidiaries of the Borrower (other than EPIC and its Subsidiaries) which do not individually or in the aggregate account for more than 5% of the consolidated net revenues or more than 5% of the consolidated net assets of the Borrower and its Subsidiaries (in each case as calculated on the Amendment No. 2 Effective Date and thereafter for the Borrower's most recent Fiscal Year end).

                          "1994 Credit Agreement" means that certain Credit
                 Agreement, dated as of April 28, 1994, among the Borrower, certain financial institutions, the co-agents for such financial institutions and Scotiabank as the administrative agent for such financial institutions and co-agents.

                          "Note Offering" means the issuance by the Borrower
                 of the Subordinated Notes.

                          "Public Offering" means the issuance of Common Stock
                 in a registered public stock offering and the receipt by the Borrower of proceeds from the exercise of certain outstanding warrants for Common Stock.

                          "Registration Statements" means the Borrower's
                 Registration Statements, each on a Form S-3 as filed with the Securities and Exchange Commission in connection with the Note Offering and the Public Offering.

                          "Senior ESOP Notes" means the 11-7/8% Senior ESOP
                 Notes due September 30, 1998 of EPIC Healthcare Group, Inc.

                          "Total Debt to EBITDA Coverage Ratio" means, as at
                 any date of determination thereof, the ratio of (a) the total principal amount of consolidated Indebtedness of the Borrower and its Subsidiaries outstanding on such date of determination to (b) EBITDA for the four consecutive Fiscal Quarter period ending on or prior to such date of determination (or for such lesser number of whole Fiscal Quarters which have ended since the Amendment No. 2 Effective Date on an annualized basis).

                 (b) The term "Capital Expenditures is hereby amended in its entirety to read as follows:

                          "Capital Expenditures" means, for any period, the
                 aggregate amount (without duplication) of all expenditures, whether paid in cash or other consideration other than Common Stock, (including the incurrence of Capitalized Lease Liabilities) of the Borrower and its Subsidiaries during such period to acquire fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; provided, however, that there shall be excluded from Capital Expenditures (x) Investments permitted under clauses (d) and (g) of Section 7.2.5 and (y) Capital Expenditures financed with Net Equity Proceeds specifically designated for such purpose.

                 (c) The terms "Cash Flow" and "Cash Flow Coverage Ratio" are hereby amended to read in their entirety as follows:

                          "Cash Flow" means, for any Fiscal Quarter, the sum
                 for such Fiscal Quarter of

                 (a)  EBITDA for such Fiscal Quarter;

minus

                 (b) all federal, state and foreign income taxes actually paid by the Borrower and its Subsidiaries during such Fiscal Quarter;

minus

                 (c)  the amount of Capital Expenditures for such Fiscal
         Quarter.

         "Cash Flow Coverage Ratio" means, for any Fiscal Quarter, the ratio computed for the period of four consecutive Fiscal Quarters, ending on the close of such Fiscal Quarter (or, if less, for the period of such lesser number of whole Fiscal Quarters to have elapsed since the Closing Date of:

                 (a) Cash Flow for all such Fiscal Quarters; provided, however, that the amount of Capital Expenditures used in the computation of Cash Flow for the final Fiscal Quarter of 1994 shall be calculated by dividing (i) the sum of all amounts of Capital Expenditures for 1994 by (ii) 4;

 to

                 (b)  the sum for all such Fiscal Quarters of

                          (i)  Net Interest Expense;

 plus

                            (ii) the amount expended (other than in connection with the Transaction) by the Borrower or its Subsidiaries during such Fiscal Quarters in respect of the redemption, retirement or other acquisition of Subordinated Debt other than from the proceeds of Refunding Indebtedness or Net Equity Proceeds."


                 (d) The term "Commitment" is hereby amended to read in its entirety as follows:

                          "Commitment" means the Revolving Loan Commitment.

                 (e) The term "Commitment Amount" is hereby amended to read in its entirety as follows:

                          "Commitment Amount" means the Revolving Loan
                 Commitment Amount.

                 (f) The term "Commitment Letter" is hereby deleted in its entirety.

                 (g) The term "Commitment Termination Date" is hereby amended to read in its entirety as follows:

                          "Commitment Termination Date" means the Revolving
                 Loan Commitment Termination Date.

                 (h) The term "Existing Subordinated Debt" is hereby amended in its entirety to read as follows:

                          "Existing Subordinated Debt" means, collectively, the
                 Existing Healthtrust Subordinated Notes and the Existing Healthtrust Subordinated Debentures.

                 (i) The term "Indentures" is hereby amended in its entirety to read as follows:

                          "Indentures" means, collectively, the Existing
                 Healthtrust Subordinated Note Indenture and the Existing Healthtrust Subordinated Debenture Indenture.

                 (j) The term "Interest Coverage Ratio" is hereby amended in its entirety to read as follows:

                          "Interest Coverage Ratio" means as of the last day of
                 any Fiscal Quarter, the ratio computed for the period of four consecutive Fiscal Quarters, ending on the close of such Fiscal Quarter (or, if less, for the period of such lesser number of whole Fiscal Quarters to have elapsed since the Amendment No. 2 Effective Date) of:

                                  (a)  EBITDA for such period

                          to

                                  (b)  Net Interest Expense for such period.

                 (k) The term "Investment" is hereby amended in its entirety to read as follows:

                          "Investment" means (i) any investment in any Person,
                 whether by means of share purchase, capital, equity or similar contribution, loan, advance, time deposit or otherwise (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), (ii) without duplication of clause (i), becoming a party to any joint venture or partnership or (iii) without duplication of clause (i) or (ii), an acquisition (whether by purchase, lease or otherwise) of a Facility or any Person owning, leasing or managing a Facility whether through share purchase or otherwise; provided, however, that the term "Investment" shall not include the contribution of an asset which is not a Facility by the Borrower to a not-for-profit corporation or other not-for-profit entity. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the book value of such property.

                 (l) The term "Loan Document" is hereby amended by adding the words "and Amendment Fee Letter" after the words "Fee Letter" appearing in the eighth line of such definition.

                 (m) The term "Material Adverse Effect" is hereby amended in its entirety to read as follows:

                          "Material Adverse Effect" means a material adverse
                 effect on (i) the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to perform its Obligations or (iii) the ability of one or more Subsidiaries of the Borrower, which Subsidiaries, individually or in the aggregate, account for more than 5.0% of the consolidated net revenues or more than 5.0% of the consolidated net assets of the Borrower (as calculated as of the Amendment No. 2 Effective Date until August 31, 1994 and thereafter for the Borrower's most recent Fiscal Year end) to perform their respective Obligations.

                 (n) The term "Net Income" is hereby amended in its entirety to read as follows:

                          "Net Income" means, for any period, all amounts
                 which, in accordance with GAAP, would be included as net income on the consolidated statements of income of the Borrower and its Subsidiaries for such period; provided, however, that such amount shall exclude (i) extraordinary gains and extraordinary non-cash losses and (ii) non-cash gains and non-cash losses relating to asset sales, dispositions and write-downs.

                 (o) The term "Net Worth" is hereby amended in its entirety to read as follows:

                          "Net Worth" means, at any time, all amounts which, in
                 accordance with GAAP, would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such time; provided, however, that if the Borrower has repurchased any of its Common Stock pursuant to clause (a)(iii) of Section 7.2.6, Net Worth shall include an amount equal to the lesser of (i) the amount of Common Stock the Borrower intends to contribute within the next twelve months pursuant to clause (a)(iii) of Section 7.2.6 to the extent that such contribution would receive recognition in accordance with GAAP if it were in fact contributed on the date of determination and (ii) 75% of the market value of the Borrower's Common Stock held in its treasury and available for any future planned contributions.

                 (p) The term "Reference Lenders" is hereby amended in its entirety to read as follows:

                          "Reference Lenders" means, Scotiabank or such other
                 Lender or Lenders as may be agreed to by the Borrower and the Required Lenders.

                 (q) The term "Revolving Loan Commitment Amount" is hereby amended in its entirety to read as follows:

                          "Revolving Loan Commitment Amount" means, on any
                 date, $310,000,000; provided, however, that such amount shall be reduced from time to time pursuant to Section 2.4.

                 (r) The term "Revolving Loan Commitment Termination Date" is hereby amended in its entirety to read as follows:

                          "Revolving Loan Commitment Termination Date" means
                 the earliest of

                             (a) 5:00 p.m., New York City time, on May 12, 1994, unless extended pursuant to Section 2.10;

                                  (b)  the date on which the Revolving Loan
                          Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.4; and

                                  (c)  the date on which any Commitment
                          Termination Event occurs.

                 Upon the occurrence of any event described in clause (b) or
                 (c), the Revolving Loan Commitment shall terminate automatically and without any further action.

                 (s) The term "Solvent" is hereby amended in its entirety to read as follows:

                          "Solvent", as applied to any Person, means, as at the
                 date of determination, that (i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (B) greater than the amount that will be required to pay the probable liabilities of such Person's then existing debts as they become absolute and matured, (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction and
                 (iii) such Person does not intend to incur, or does not believe or should not reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due.

                 (t) The term "Stated Maturity Date" is hereby amended in its entirety to read as follows:

                          "Stated Maturity Date" means for each Loan, May 12,
                 1994, except as otherwise extended upon written request pursuant to Section 2.10.

                 (u) The term "Subordinated Debt" is hereby amended by deleting the first clause thereof and inserting in its place the following new clause (i):

                 "(i) The Existing Healthtrust Subordinated Notes, the Existing Healthtrust Subordinated Debentures and the Subordinated Notes".

                 (v) The term "Subordinated Note Indenture" is hereby deleted in its entirety.

                 (w) The term "Subordinated Notes" is hereby amended in its entirety to read as follows:

                 "Subordinated Notes" means the $200,000,000 aggregate principal amount of 10 1/4% Subordinated Notes issued by the Borrower pursuant to the Existing Healthtrust Subordinated Note Indenture.

                 (x) The terms "Applicable Discount", "Current Ratio", "Delayed Term Loan", "Delayed Term Loan Commitment", "Delayed Term Loan Commitment Amount", "Delayed Term Loan Commitment Termination Date", "Guaranteed Subordinated Debentures", "Guaranteed Subordinated Debenture Indenture", "Maximum Leverage Ratio", "Senior Subordinated Debenture Indentures", "Senior Subordinated Debenture Indenture Amendment", "Senior Subordinated Debentures", "Senior Subordinated Indenture", "Term Loan", "Term Loan Commitment", "Term Loan Commitment Amount", "Term Loan Commitment Termination Date", "Zero Guaranteed Subordinated Debenture Indenture" and "Zero Guaranteed Subordinated Debentures" are hereby deleted.

         SECTION 2.1.2. Amendment to Article II. Article II of the Existing Credit Agreement is hereby amended as follows:

                 (a) Section 2.1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

                          "SECTION 2.1.1. Restructuring of Loans.  Effective on
                 the Amendment No. 2 Effective Date, all loans outstanding under the Existing Credit Agreement shall be restructured as Revolving Loans and the Borrower shall repay all such loans to the extent that the principal amount of such loans exceeds the Revolving Loan Commitment less the then Letter of Credit Outstandings."

                 (b) Section 2.1.2 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

                          SECTION 2.1.2.  [Intentionally Omitted].

                 (c) Section 2.1.4 of the Existing Credit Agreement is hereby amended by adding the parenthetical "(unless otherwise agreed to by the relevant Issuer)" after the phrase "Revolving Loan Commitment Termination Date" appearing therein.

                 (d) Sections 2.2.1 and 2.2.2 of the Existing Credit Agreement are hereby deleted in their entirety and replaced by the following:

                      SECTION 2.2.1.  [Intentionally Omitted].

                      SECTION 2.2.2.  [Intentionally Omitted].

                 (e) Clause (b) of Section 2.4 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

                      (b)  [Intentionally Omitted].

                 (f) Clause (c) of Section 2.4 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                      (c) The Revolving Loan Commitment Amount shall be automatically terminated in full upon the date of the initial credit extension under the 1994 Credit Agreement.

                 (g) Section 2.6 of the Existing Credit Agreement is hereby amended by changing the dollar amount "$10,000,000" appearing therein to "$5,000,000".

                 (h) A new Section 2.10 is hereby added to the Existing Credit Agreement as follows:

                      "SECTION 2.10.  Extension of Revolving Loan
                 Commitment Termination Date. Upon at least one Business Day's prior written notice to the Administrative Agent, the Borrower may, so long as no Default has occurred and is continuing, extend the Revolving Loan Commitment Termination Date and the Stated Maturity Date to May 4, 1995."

         SECTION 2.1.3. Amendment to Article III. Article III of the Existing Credit Agreement is hereby amended as follows:

                 (a) Section 3.1.2 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

                      SECTION 3.1.2.  [Intentionally Omitted].

                 (b) Section 3.1.3 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

                      SECTION 3.1.3.  [Intentionally Omitted].

                 (c) Section 3.1.4 of the Existing Credit Agreement is hereby amended by changing the reference to "clause (b)" in the third line of such Section to "clause (c)".

                 (d) Section 3.1.5 of the Existing Credit Agreement is hereby amended as follows:

                      (i) Clauses (a), (b) and (c) are hereby deleted and replaced by the following:

                           "(a)  to be applied (or held by the Administrative
                      Agent for application, as the case may be) to Obligations outstanding under the Revolving Loan Commitments with a commensurate and contemporaneous reduction of the Revolving Loan Commitments;"; and

                      (ii) A new last sentence shall be added thereto to read as follows:

                      "The Borrower shall, immediately upon the initial credit extension made under the 1994 Credit Agreement, make a mandatory prepayment of all outstanding Revolving Loans.".

                 (e) Section 3.2.1 of the Existing Credit Agreement is hereby amended as follows:

                      (i) Clauses (a) and (b) are hereby deleted and replaced by the following:

                           "(a)  Alternate Base Rate. On that portion of such
                      Borrowing maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus 1/2 of 1%.

                            (b) LIBO Rate. On that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus 1 1/2%.", and

                      (ii) A new sentence is hereby added to the end thereof to read as set forth below:

                            "All Borrowings of Revolving Loans made on or prior
                      to the seventh Business Day after the Amendment No. 2 Effective Date shall be made as Base Rate Loans.".

                 (f) Clause (b) of Section 3.3.1. of the Existing Credit Agreement is hereby amended by changing the reference to "1/2 of 1%" to "3/8 of 1%".

                 (g) Clause (a) of Section 3.3.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                      "(a)  The Borrower agrees to pay to the Administrative
                 Agent for the pro rata account of each Lender having a Revolving Loan Commitment (including the Issuer), a participation fee equal to 1-1/4% per annum of the Stated Amount of each Letter of Credit. Such participation fee shall accrue from the date of issuance of any Letter of Credit until the date such Letter of Credit is drawn in full or terminated, and shall be payable in arrears on each Quarterly Payment Date."

                 (h) Section 3.3.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                      "SECTION 3.3.3. Fee Letter Fees. The Borrower agrees
                 to pay the fees in the amounts and at the times set forth in the Fee Letter and the Amendment Fee Letter."

         SECTION 2.1.4. Amendment to Section 5.2.1. Section 5.2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                 "SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to such Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Borrowing) the following statements shall be true and correct as of the date of such Credit Extension:

                      (a) the representations and warranties set forth in Article VI shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, however, that the condition precedent set forth in this clause
                 (a) shall not be applicable to EPIC and its Subsidiaries and shall be satisfied with respect to any representation or warranty (i) made by the Borrower with respect to the Subsidiary Guaranty, (ii) made by the Borrower with respect to the

                 Subsidiary Pledge Agreement, or any other Collateral
                 Document to which a Subsidiary of the Borrower is a party, or the Pledged Subsidiary Debt, and (iii) otherwise made by the Borrower with respect to a Subsidiary, unless (A) a Subsidiary or Subsidiaries of the Borrower accounting for more than 5.0% of the consolidated net revenues or more than 5.0% of the consolidated assets of the Borrower, or the Subsidiary
                 Guaranty or Subsidiary Pledge Agreement, or such other Collateral Documents, or the Pledged Subsidiary Debt, of such a Subsidiary or Subsidiaries, are the subject of one or more materially false representations or warranties of the types described in this proviso (except that in making such determination EPIC and its Subsidiaries shall be excluded from such calculation), or (B) there otherwise exists a Material Adverse Effect in connection with one or more materially false representations or warranties of the types described in this proviso; and

                          (b) no Default shall have then occurred and be continuing.".

         SECTION 2.1.5. Amendments to Article VI of the Existing Credit Agreement. Article VI of the Existing Credit Agreement is hereby amended as follows:

                 (a) Section 6.6 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                          "SECTION 6.6.  No Material Adverse Change.  Except as
                 has been disclosed in writing to the Administrative Agent and the Lenders prior to the Amendment No. 2 Effective Date, (i) since August 31, 1993, with respect to the Borrower or any of its Existing Subsidiaries, taken as a whole, (ii) since September 30, 1993, with respect to EPIC or any of its Subsidiaries, taken as a whole or (iii) since the Amendment No. 2 Effective Date with respect to the Borrower or any of its Subsidiaries, taken as a whole, no event has occurred which has or would cause a Material Adverse Effect.".

                 (b) Section 6.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                      "SECTION 6.15. Status of Obligations.

                      (a) The incurrence by the Borrower of all Obligations hereunder and any related Hedging

                 Obligations, and the execution, delivery, maintenance and performance of the Subsidiary Guaranty and the Subsidiary Pledge Agreement, do not and will not violate, or constitute (with due notice or lapse of time or both) an Event of Default (as defined in any indenture relating to Subordinated Debt).

                          (b) The entry by the Borrower into subordination arrangements with respect to intercompany indebtedness does not and will not violate, or constitute (with due notice or lapse of time or both) a default under, any indenture pursuant to which the Subordinated Debt was issued.

                          (c) The incurrence and maintenance of the first priority security interests in stock and the Pledged Notes pledged to the Collateral Agent pursuant to the Pledge Agreements do not and will not violate, or constitute (with due notice or lapse of time or both) an Event of Default (as defined in the indenture related to Subordinated Debt).

                          (d) All Loans, when made, and all Reimbursement Obligations, when incurred, will constitute "Senior Indebtedness" and "Specified Senior Indebtedness" or similar defined terms under all indentures pursuant to which the Subordinated Debt was or will be issued. The subordination provisions of such indentures pursuant to which such Subordinated Debt was or will be issued, are or will be, as the case may be, enforceable against the holders thereof.".

                 (c) A new Section 6.16 is hereby added to the Existing Credit Agreement to read in its entirety to read as set forth below:

                          "SECTION 6.16.   Environmental Warranties.  Except as
                 set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule to the 1994 Credit Agreement:

                          (a)  all facilities and property (including
                 underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws except for noncompliance which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or which noncompliance is the subject of a Good Faith Contest;

                          (b) there have been no past, and there are no pending or threatened

                                  (i)  claims, complaints, notices or requests
                          for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which could reasonably be expected to have a Material Adverse Effect, or

                                  (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law which could reasonably be expected to have a Material Adverse Effect;

                          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all material permits, certificates, approvals, licenses and other authorizations relating to environmental matters which are necessary or desirable for their businesses;

                          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                          (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

                          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which could reasonably be expected to have a Material Adverse Effect."

         SECTION 2.1.6. Amendments to Article VII of the Existing Credit Agreement. Article VII of the Existing Credit Agreement is hereby amended as set forth below:

                 (a) Section 7.1.6 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                          "SECTION 7.1.6.  Use of Proceeds.  The Borrower shall
                 use the Revolving Loans to pay or loan or contribute the proceeds of Revolving Loans to EPIC and its Subsidiaries to pay in part the cash consideration of the Transaction and to finance the Borrower's ongoing working capital and general corporate purposes.".

                 (b) Section 7.1.9 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

                          "SECTION 7.1.9  Future Subsidiaries.  Upon the lapse
                 or other termination of all restrictions contained in any indenture or other agreement existing on the Amendment No. 2 Effective Date relating to Indebtedness of EPIC or its Subsidiaries which restrictions prohibit the entering into by EPIC or any such Subsidiary of the Subsidiary Guaranty or Subsidiary Pledge Agreement, the Borrower shall promptly cause
                 (i) EPIC and each of its Subsidiaries (other than JV Subsidiaries) to become parties to the Subsidiary Guaranty, and (ii) EPIC and each of its relevant Subsidiaries to become parties to the

                 Subsidiary Pledge Agreement and deliver certificates representing all of the issued and outstanding shares of capital stock (other than the capital stock of EPIC Properties, Inc. until such time that all of the CMOs have been redeemed or otherwise retired) of EPIC and its Subsidiaries, together with duly executed stock powers in blank to the Collateral Agent. Upon any other Person becoming, after the Amendment No. 2 Effective Date, a Subsidiary of the Borrower, the Borrower shall notify the Administrative Agent of such event and such Subsidiary shall become a party to the Subsidiary Guaranty (if such Subsidiary is not a JV Subsidiary) and the Subsidiary Pledge Agreement in a manner reasonably satisfactory to the Administrative Agent. In addition, the Borrower shall provide the Administrative Agent and the Lenders with such opinions of legal counsel, in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require, relating to the obligations of such new Subsidiary under the Subsidiary Guaranty and Subsidiary Pledge Agreement.".

                 (c) A new Section 7.1.10 is hereby added to the Existing Credit Agreement to read as set forth below:

                        "SECTION 7.1.10.  Environmental Covenant.  The Borrower
                 will, and will cause each of its Subsidiaries to,

                          (a) use and operate all of the its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws except for noncompliance which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or which noncompliance is the subject of a Good Faith Contest;

                          (b) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws except for such claims, complaints, notices and inquiries which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or which are the subject of a Good Faith Contest; and

                          (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.10."

                 (d) Section 7.2.2 of the Existing Credit Agreement is hereby amended by (i) the parenthetical appearing in clause (e)(iii) thereof is amended in its entirety to read "(other than (i) a JV Subsidiary and (ii) EPIC and its Subsidiaries with respect to any such promissory note owing to EPIC or any of its Subsidiaries existing prior to the Amendment No.2 Effective Date)", (ii) deleting the word "and" appearing at the end of clause (j) thereof, (iii) replacing the period at the end of clause (k) thereof with"; and" and (iv) inserting a new clause (l) to read as set forth below:

                          "(l)     Indebtedness of EPIC and its Subsidiaries
                 outstanding on the date of the consummation of the EPIC Merger and not incurred in contemplation thereof (other than Indebtedness under the EPIC Credit Agreement and, after the 65th day following the Amendment No. 2 Effective Date, the Senior ESOP Notes).".

                 (e) Section 7.2.3 of the Existing Credit Agreement is hereby amended by (i) deleting "and" appearing at the end of clause (m) thereof, (ii) replacing the period at the end of clause (n) thereof with the word "; and" and (iii) inserting a new clause (o) to read as set forth below:

                          "(o)     Liens on assets of EPIC or any of its
                 Subsidiaries existing on the Amendment No. 2 Effective Date, other than Liens arising as a result of or created in contemplation of the Transaction.".

                 (f) Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                 "SECTION 7.2.4. Financial Condition. The Borrower covenants and agrees as follows:

                          (a) Net Worth. The Borrower will not permit Net Worth at any time during any period set forth below to be less than the amount set forth opposite such period:

              Period                                                       Net Worth
              ------                                                       ---------
    Amendment No. 2 Effective Date
     through end of Fiscal Year 1994                                     $900,000,000
    First Two Fiscal Quarters of
     Fiscal Year 1995                                                    $925,000,000
    Last Two Fiscal Quarters of
     Fiscal Year 1995                                                    $950,000,000

                          (b) Cash Flow Coverage Ratio. The Borrower will not permit the Cash Flow Coverage Ratio, at any time commencing on the Amendment No. 2 Effective Date, to be less than 1.0:1.0.

                          (c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio, at any time during any period set forth below, to be less than the ratio set forth opposite such period:

                        Period                                              Ratio
                        ------                                              -----
                 Amendment No. 2 Effective Date
                  through end of Fiscal Year 1994                         3.75:1.0
                 Fiscal Year 1995                                         3.75:1.0


                          (d) Total Debt to EBITDA Coverage Ratio. The Borrower will not permit the Total Debt to EBITDA Coverage Ratio (i) from the Amendment No. 2 Effective Date to August 31, 1994 to exceed 4.25:1.0 and (ii) at any time thereafter during any period set forth below, to be greater than the ratio set forth opposite such period:

                          Period                                               Ratio
                          ------                                               -----
                 First 2 Fiscal Quarters
                   of Fiscal Year 1995                                       4.25:1.0
                 Last 2 Fiscal Quarters
                   of Fiscal Year 1995                                       4.00:1.0"

                 (g) Section 7.2.5 of the Existing Credit Agreement is hereby amended in its entirety to read as set forth below:


                          "SECTION 7.2.5  Investments.  The Borrower will not,
                 and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                          (a) Investments existing on the Effective Date and
                 identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                          (b)   Cash Equivalent Investments;

                          (c) Investments in the Borrower or any of its wholly-owned Subsidiaries;

                          (d)  Investments in joint ventures;

                          (e) Investments arising in connection with Permitted Dispositions under Section 7.2.10; and

                          (f) other Investments in an aggregate amount not to exceed at any time $40,000,000;

                          (g) Investments in the Other Transactions not to
                 exceed $125,000,000; and

                          (h) Investments by EPIC and its Subsidiaries existing on the Amendment No. 2 Effective Date;

                          (i)  Investments in EPIC and its Subsidiaries;

                 provided, however, that

                 (i) no Investment otherwise permitted by clause (d), (e), or
                 (f) shall be permitted to be made if, immediately before or after giving effect thereto, any Default of the type described in clauses (a) through (d) of Section 8.1.9 subject to the proviso set forth therein or any Event of Default shall have occurred and be continuing;

                 (ii)  no Investments otherwise permitted by clause (d), (e) or
                 (f) which have not been committed to by the Borrower or any of its Subsidiaries prior to any occurrence thereof shall be permitted if, immediately before or after giving effect thereto, any Material Adverse Effect shall have occurred;

                 (iii) no Investment permitted by this Section may be made in any joint venture if, as of the date such Investment is made, incurred or assumed, all joint venture Investments permitted by this Section shall hold assets of the Borrower or any of its Subsidiaries, or any assets contributed by the Borrower or any of its Subsidiaries which are greater (in Dollar amount, in the case of the following clause (x) and number, in the case of the following clause (y)) than the lesser of

                 (x) 35% of the value of the consolidated assets of the Borrower and its Subsidiaries at such time and (y) 30% (by number) of all hospitals constituting Facilities at such time; provided, further, that the Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investments in Minority Ventures if Minority Ventures, in the aggregate, would hold at such time more than six hospitals which were previously Facilities or if the aggregate amount of assets contributed, which assets shall be valued at book value at the time such contribution is made, net of returns of principal or equity thereon received by the Borrower or any of its Subsidiaries after such contribution is made and loans made available by the Borrower or any of its Subsidiaries to Minority Ventures at such time exceeds $350,000,000;

                 (iv) any Investments permitted under this proviso shall be reduced by any Investments made pursuant to clause (a) above; and

                 (v) Investments in EPIC and its Subsidiaries shall be limited to (A) cash only Investments in EPIC and its Subsidiaries on the Amendment No. 2 Effective Date to pay for the merger consideration in respect of common stock of EPIC in the EPIC Transaction not to exceed in the aggregate $290,000,000 and
                 (B) additional cash only Investments constituting intercompany Indebtedness made in EPIC and its Subsidiaries not to exceed in the aggregate $250,000,000."

                 (h) Sections 7.2.7 and 7.2.8 are hereby amended in their entirety to read as set forth below:

                          SECTION 7.2.7 [Intentionally Omitted.]

                          SECTION 7.2.8 [Intentionally Omitted.]

                 (i) Section 7.2.9 of the Existing Credit Agreement is hereby amended by adding the following new last paragraph to the end thereof to read as set forth below:

                 "Notwithstanding the foregoing, no Subsidiary of EPIC existing on the Amendment No. 2 Effective Date ("Existing EPIC Subsidiary") may liquidate or dissolve, consolidate with, or merge into or with, or purchase or otherwise acquire all or substantially all of the assets of any Subsidiary of the Borrower which was a Subsidiary of the Borrower prior to the Amendment No.2 Effective Date ("Prior Subsidiary"), except that an

                 Existing EPIC Subsidiary (other than EPIC Healthcare Group, Inc. and EPIC Properties, Inc. and, after the Amendment No. 2 Effective Date, EPIC) may merge into any Prior Subsidiary so long as the Prior Subsidiary is the surviving corporation of any such merger."

                 (j) Section 7.2.11 of the Existing Credit Agreement is hereby amended in its entirety to read as set forth below:

                          "SECTION 7.2.11.  Modification of Certain Agreements.
                 After the Amendment No. 2 Effective Date, the Borrower will not consent and will not permit any Subsidiary to consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to,

                          (a) the Subordinated Debt or Continuing EPIC Debt, if the effect of such amendment or change is to increase the interest rate on such Indebtedness, change (to earlier dates) the date upon which payments of principal or interest are due thereon, change the subordination provisions thereof (or of any guaranty thereof) (if any) or if the effect of such amendment or change, together with all amendments or changes made, is to increase materially the obligations of the obligor or confer additional rights on the holder of such Indebtedness which would be adverse to the Borrower or the Lenders; or

                          (b) the Consent and Tender Document, unless, simultaneously therewith, the Borrower shall have paid all Obligations in full and terminated all Commitments hereunder.".

                 (k) Section 7.2.13 of the Existing Credit Agreement is hereby amended by adding the following phrase at the end of the parenthetical appearing therein "or as contained in any indenture or other document relating to Indebtedness of EPIC or its Subsidiaries existing on the Amendment No. 2 Effective Date".

         SECTION 2.1.7. Amendments to Article VIII of the Existing Credit Agreement. Article VIII of the Existing Credit Agreement is hereby amended as set forth below:

                 (a) The proviso appearing at the end of Section 8.1.9 of the Existing Credit Agreement is hereby amended in its entirety to read as set forth below:

                 "provided, however, that, with respect to any Subsidiary of the Borrower and subject to Section 8.4,
                 an "Event of Default" shall not occur under this Section 8.1.9 until such time as such a Subsidiary or Subsidiaries of the Borrower accounting for more than 5.0% of the consolidated net revenues or more than 5.0% of the consolidated assets of the Borrower (as calculated as of the Amendment No. 2 Effective Date until August 31, 1994 and thereafter for the Borrower's most recent Fiscal Year end) is or are the subject of one or more of the events described in this Section 8.1.9."

                 (b) Section 8.1.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "SECTION 8.1.11.  Subsidiary Guaranty.  (i) Without
                 duplication of the terms of Section 8.1.12, the guaranty given by any Subsidiary of the Borrower under the Subsidiary Guaranty shall for any reason other than the satisfaction in full of all Obligations and termination of this Agreement or the release of such Subsidiary from its Obligations under the Subsidiary Guaranty in accordance with the terms thereof, cease to be in full force and effect at any time or is declared to be null and void or (ii) any such Subsidiary denies that it has any further liability under the Subsidiary Guaranty, or gives notice to such effect, and such denial or notice is not revoked within one Business Day after the earlier of (A) receipt by the Borrower of notice from the Administrative Agent or any Lender of such denial or notice being made or given, as the case may be or (B) the Borrower becomes aware of such denial or notice being made or given, as the case may be; provided, however, that, subject to Section 8.4, an "Event of Default" shall not occur under this Section
                 8.1.11 until such time as a Subsidiary or Subsidiaries of the Borrower accounting for more than 5.0% of the consolidated net revenues or more than 5.0% of the consolidated assets of the Borrower (as calculated as of the Amendment No. 2 Effective Date until August 31, 1994 and thereafter for the Borrower's most recent Fiscal Year end) is or are the subject of one or more of the events described in this Section 8.1.11; provided further, however, that in making such determination EPIC and its Subsidiaries shall be excluded from such calculation."

                 (c) Section 8.1.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                      SECTION 8.1.12. Impairment of Security, etc. Any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto or any Lien granted under any Loan Document on any substantial portion of the collateral shall, in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable Obligation of any Obligor party thereto; the Borrower or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected prior to all other Liens (other than as a result of actions of the Collateral Agent or any Lender); provided, however, that, subject to Section 8.4, an "Event of Default" shall not occur under this Section 8.1.12 with respect to any of the foregoing relating to any Collateral Document to which a Subsidiary of the Borrower is a party or any Pledged Subsidiary Debt until such time as the Collateral Documents or Pledged Subsidiary Debt of a Subsidiary or Subsidiaries of the Borrower accounting for more than 5.0% of the consolidated net revenues or more than 5.0% of the consolidated assets of the Borrower (as calculated as of the Amendment No. 2 Effective Date until August 31, 1994 and thereafter for the Borrower's most recent Fiscal Year end) is or are the subject of one or more of the events described in this Section 8.1.12; provided further, however, that in making such determination EPIC and its Subsidiaries shall be excluded from such calculation."


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. Amendment No. 2 Effective Date. This Amendatory Agreement shall become effective as of the date upon which (the "Amendment No. 2 Effective Date ") all the conditions set forth in this Section 3.1 shall have been satisfied (on or prior to such date) and, thereafter, this Amendatory Agreement shall be known, and may be referred to, as "Amendment No. 2".

         SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendatory Agreement duly executed by the Borrower and Scotiabank. The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the date of such delivery and on Amendment No. 2 Effective Date, after giving effect to Amendment No. 2, all statements set forth in Section 5.2.1 of the Credit Agreement, as amended by Amendment No. 2, are true and correct as of each such date.

         SECTION 3.1.2. Delivery of Note. The Administrative Agent shall have received a promissory note payable to Scotiabank evidencing the Revolving Loans made by Scotiabank from time to time to the Borrower pursuant to Amendment No. 2, dated the Amendment No. 2 Effective Date, duly executed and delivered by the Borrower, in the form of Annex I hereto.

         SECTION 3.1.3. 1994 Credit Agreement. The Administrative Agent shall have received counterparts of the 1994 Credit Agreement, duly executed by the Borrower, the Lenders, the Co-Agents and the Administrative Agent (as each such term is defined in the 1994 Credit Agreement), together with counterparts of the Pledge Agreements and the Subsidiary Guaranty (as defined in and delivered pursuant to the 1994 Credit Agreement), duly executed by each Obligor (as defined in the 1994 Credit Agreement) party thereto (other than EPIC and its Subsidiaries). The Administrative Agent shall have received (i) shares of stock pledged to the Collateral Agent pursuant to the Pledge Agreements (except with respect to the shares of stock of EPIC and its Subsidiaries), (ii) the Subsidiary Notes and other Indebtedness of the Borrower's Subsidiaries evidenced by promissory notes and pledged to the Collateral Agent pursuant to the Note Pledge Agreement (including the promissory notes of EPIC's subsidiaries payable to the Borrower, but excluding the promissory notes of EPIC's Subsidiaries not so payable) and (iii) evidence reasonably satisfactory to the Collateral Agent that all filings, recordings and other actions which the Collateral Agent shall reasonably deem necessary or advisable to establish, preserve and perfect the Liens granted to the Lenders pursuant to the Collateral Documents have been made or taken.

         SECTION 3.1.4. Termination of EPIC Credit Agreement. On or prior to the Amendment No. 2 Effective Date, the Borrower shall have taken and shall have caused EPIC to have taken all necessary actions such that on or prior to the Amendment No. 2 Effective Date (i) the commitments under the EPIC Credit Agreement shall have been terminated, (ii) all outstanding obligations thereunder, including, without limitation, any principal, interest, fees, commissions and other amounts accrued and unpaid thereunder shall be discharged and (iii) no lender thereunder or other party thereto shall have any effective Lien over the collateral or any other property of the Borrower or any of its Subsidiaries.

         SECTION 3.1.5.  Transaction Consummated.

                 (a) EPIC Merger Agreement and Related Documents. The Administrative Agent shall have received (with copies for each Lender) a fully executed copy of the EPIC Merger Agreement, and all other certificates, filings, documents, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the consummation of the EPIC Transaction each of which shall be in form and substance satisfactory to the Administrative Agent and the majority Co-Agents. No amendment, waiver or other modification of, or other forbearance to exercise any rights with respect to, any of the terms or provisions relating to the conditions to the consummation of the EPIC Merger in the EPIC Merger Agreement that could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole, shall have been made or consented to by the Borrower (unless otherwise agreed to by the Lenders).

                 (b) Consummation of EPIC Merger; Delivery of Certificate of EPIC Merger. The EPIC Merger shall have been consummated in accordance with the EPIC Merger Agreement. The Certificate of Merger, in recordable form, shall have been executed by the parties thereto, and the Administrative Agent shall have received evidence satisfactory to it that counterparts thereof have been presented for filing with the Secretary of State of the State of Delaware. The Administrative Agent shall have received a copy of the Certificate of Merger, duly executed and delivered by each party thereto.

                 (c) Senior ESOP Notes. The Administrative Agent shall have received a true and correct copy of each irrevocable notice of redemption delivered to the trustee of the Senior ESOP Notes which redemption shall have been arranged on terms and conditions satisfactory to the Lenders.

                 (d) No Default under Continuing EPIC Debt. No Event of Default (as defined in any indenture relating to the Continuing EPIC
         Debt) shall have occurred or be created as a result of the Transaction.

         SECTION 3.1.6. Funds Available for the Transaction. On or prior to the Amendment No. 2 Effective Date, the cash proceeds of the Public Offering shall have been applied to the EPIC Merger and the Borrower Effective Date Cash on Hand shall have been applied to the payment of the cash consideration of the Transaction. The amount of such funds not so applied on the Amendment No. 2 Effective Date, together with the amount of

Commitments shall be sufficient to pay in full all remaining cash consideration for the Transaction.

         SECTION 3.1.7. Public Offering. The Administrative Agent shall have received copies of all documents, agreements and instruments related to the Public Offering and the other transactions contemplated in connection therewith (including the Borrower's Registration Statement on Form S-3 filed with the Securities and Exchange Commission), all of which shall be in form and substance reasonably satisfactory to the Administrative Agent. Upon completion of the Public Offering, the Borrower shall have received gross cash proceeds from the Public Offering in an amount at least equal to $140,000,000.

         SECTION 3.1.8. Issuance of the Subordinated Notes. The Borrower shall have duly authorized, executed and delivered the Subordinated Note Indenture, the Subordinated Notes and all other certificates, documents and agreements entered into in connection therewith, and the Administrative Agent shall have received, with counterpart copies for each Lender, true and correct copies of the Subordinated Notes and all other certificates, documents, agreements, consents and opinions furnished pursuant to or in connection therewith, the terms and conditions of which shall be reasonably satisfactory to the Administrative Agent. The Borrower shall have received gross cash proceeds from the issuance of the Subordinated Notes in an amount at least equal to $200,000,000.

         SECTION 3.1.9. Master Assignment Agreement. The Administrative Agent shall have received counterparts of the Master Assignment Agreement duly executed by the Borrower and each Lender (other than Scotiabank).

         SECTION 3.1.10. No Material Adverse Change. Except as disclosed in writing to the Lenders prior to the Amendment No. 2 Effective Date, (i) since August 31, 1993, with respect to the Borrower or any of its existing Subsidiaries, taken as a whole or (ii) since September 30, 1993, with respect to EPIC or any of its Subsidiaries, taken as a whole, no event has occurred which or would cause a Material Adverse Effect.

         SECTION 3.1.11. Amendment Fee Letter. The Administrative Agent shall have received counterparts of the Amendment Fee Letter, duly executed by the Borrower.

         SECTION 3.1.12. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Amendment No. 2 Effective Date, in form and substance satisfactory to the Administrative Agent, from

                 (a)  Dewey Ballantine, counsel to the Borrower; and

                 (b)  Philip D. Wheeler, Esq., General Counsel to the Borrower.

         SECTION 3.1.13. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel and shall include certified copies of board resolutions of the Borrower and its Subsidiaries authorizing the transactions contemplated hereby and certificates of incumbency for those officers of such Persons authorized to execute and deliver all agreements and instruments contemplated hereby or relating hereto. The Administrative Agent shall have received all information, and such counterpart originals or such certified or other copies of such other materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel. In addition, the Administrative Agent shall have received such other agreements and documents as it may from time to time request.

         SECTION 3.1.14. Payment of Fees and Expenses. The Borrower shall have paid in full all reasonable fees and expenses of the Scotiabank, or its counsel or consultants incurred in respect of the negotiation, preparation and review of the documentation relating to the transactions contemplated by this Amendment No. 2 invoiced on or prior thereto.


                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.1. Cross-References. References in this Amendatory Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendatory Agreement.

         SECTION 4.2. Loan Document Pursuant to Credit Agreement; Limited Waiver. This Amendatory Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and unwaived. The amendments, waivers and other terms set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to, or modification of, any other term or provision of the Credit Agreement or of any term or provision of any other Collateral Document or Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of any of Scotiabank under the Credit Agreement.

         SECTION 4.3. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered by their authorized agents of representatives as of the date first above written.


                                        HEALTHTRUST, INC. - THE HOSPITAL COMPANY



                                        By:
                                           -----------------------------
                                           Title:




                                        THE BANK OF NOVA SCOTIA, as
                                        Administrative Agent, Co-Agent and
                                        Lender



                                        By:
                                           -----------------------------
                                           Title:

                                                                         ANNEX I

                                     NOTE

$310,000,000                                                         May 5, 1994


FOR VALUE RECEIVED, the undersigned, HEALTHTRUST INC. - THE HOSPITAL COMPANY, a Delaware corporation (the "Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA ("Scotiabank") on or before the Stated Maturity Date (as defined in the Credit Agreement) the principal sum of THREE HUNDRED TEN MILLION DOLLARS ($310,000,000) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of September 29, 1992 (as heretofore or hereafter amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower the various financial institutions parties thereto (collectively, the "Lenders"), Scotiabank and ABN-AMRO Bank, N.V., Bank of America National Trust and Savings Association, The Chase Manhattan Bank, N.A., Citibank, N.A., Continental Bank N.A., Deutsche Bank AG, LTCB Trust Company, Swiss Bank Corporation and The Toronto-Dominion Bank, as co-agents (the "Co-Agents") for the Lenders and Scotiabank, as administrative agent (the "Administrative Agent") for the Co-Agents and the Lenders.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is the Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                        HEALTHTRUST, INC. - THE HOSPITAL COMPANY



                                        By:
                                           -----------------------------------
                                           Title:

                                     LOANS AND PRINCIPAL PAYMENTS



                                                     Amount of Principal       Unpaid Principal
              Amount of Loan Made                         Repaid                    Balance
                                      Interest
             Base            LIBO    Period (if     Base             LIBO    Base           LIBO              Notation
      Date   Rate            Rate    applicable)    Rate             Rate    Rate           Rate     Total    Made By







                                         -3-